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                                                                    Exhibit 10.6


                       THE 1998 EQUITY PARTICIPATION PLAN
                                       OF
                               RELTEC CORPORATION

      RELTEC Corporation, a Delaware corporation, has adopted The 1998 Equity Participation Plan of RELTEC Corporation (the "Plan"), effective February 17, 1998, for the benefit of its eligible employees, Consultants and directors. The Plan consists of two plans, one for the benefit of Employees (as such term is defined below) and Consultants (as such term is defined below) and one for the benefit of Non-Employee Directors (as such term is defined below).

      The purposes of this Plan are as follows:

      (1) To provide an additional incentive for directors, Employees and Consultants to further the growth, development and financial success of the Company by personally benefiting through the ownership of Company stock and/or rights which recognize such growth, development and financial success.

      (2) To enable the Company to obtain and retain the services of directors, Employees and Consultants considered essential to the long range success of the Company by offering them an opportunity to own stock in the Company and/or rights which will reflect the growth, development and financial success of the Company.

                                   ARTICLE I.
                                   DEFINITIONS

Section 1.1. General

      Wherever the following terms are used in this Plan they shall have the meanings specified below, unless the context clearly indicates otherwise.

Section 1.2. Affiliate

      "Affiliate" shall mean (a) with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, such Person, and (b) with respect to the Company, also any entity designated by the Board of Directors of the Company in which the Company or one of its Affiliates has an interest, and (c) with respect to KKR, also any Affiliate of any partner of KKR. For purposes of the Plan, "control" shall have the meaning given such term under Rule 405 of the Securities Act of 1933.

Section 1.3. Award

      "Award" shall mean a grant of an Option, Performance Award, Stock Appreciation Right, Dividend Equivalent, Restricted Stock or Deferred Stock under this Plan.
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Section 1.4. Award Limit

      "Award Limit" shall mean 400,000 shares of Common Stock.

Section 1.5. Board

      "Board" shall mean the Board of Directors of the Company.

Section 1.6. Change in Control

      "Change in Control" shall mean (i) a sale of all or substantially all of the assets of the Company to a Person who is not an Affiliate of KKR or an entity in which the stockholders of the Company immediately prior to such transaction do not control more than 50% of the voting stock of the Company immediately following the transaction, (ii) a sale by KKR or any of its Affiliates resulting in more than 50% of the voting stock of the Company being held by a Person or Group that does not include KKR or any of its Affiliates or
(iii) a merger or consolidation of the Company into another Person which is not an Affiliate of KKR or an entity in which the stockholders of the Company immediately prior to such transaction do not control more than 50% of the voting power immediately following the transaction.

Section 1.7. Code

      "Code" shall mean the Internal Revenue Code of 1986, as amended.

Section 1.8. Committee

      "Committee" shall mean the Compensation Committee of the Board, or the full Board or another committee the Board, appointed as provided in Section 9.1.

Section 1.9. Common Stock

      "Common Stock" shall mean the common stock of the Company, par value $0.01 per share, and any equity security of the Company issued or authorized to be issued in the future, but excluding any preferred stock and any warrants, options or other rights to purchase Common Stock. Debt securities of the Company convertible into Common Stock shall be deemed equity securities of the Company.

Section 1.10. Company

      "Company" shall mean RELTEC Corporation, a Delaware corporation.

Section 1.11. Consultant

      "Consultant" shall mean an individual who is engaged to perform services for the Company or any Subsidiary who is not an Employee or Non-Employee Director and who is designated as a Consultant by the Committee.


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Section 1.12. Deferred Stock

      "Deferred Stock" shall mean Common Stock awarded under Article VII of this Plan.

Section 1.13. Director

      "Director" shall mean a member of the Board.

Section 1.14. Dividend Equivalent

      "Dividend Equivalent" shall mean a right to receive the equivalent value (in cash or Common Stock) of dividends paid on Common Stock, awarded under
Article VII of this Plan.

Section 1.15. Employee

      "Employee" shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company, or of any corporation which is a Subsidiary.

Section 1.16. Exchange Act

      "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

Section 1.17. Fair Market Value

      "Fair Market Value" of a share of Common Stock as of a given date shall be
(i) the closing price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, if any (or as reported on any composite index which includes such principal exchange), on the trading day previous to such date, or if shares were not traded on the trading day previous to such date, then on the next preceding date on which a trade occurred, or (ii) if Common Stock is not traded on an exchange but is quoted on Nasdaq or a successor quotation system, the mean between the closing representative bid and asked prices for the Common Stock on the trading day previous to such date as reported by Nasdaq or such successor quotation system; or (iii) if Common Stock is not publicly traded on an exchange and not quoted on Nasdaq or a successor quotation system, the Fair Market Value of a share of Common Stock as established by the Committee (or the Board, in the case of Options granted to Non-Employee Directors) acting in good faith.

Section 1.18. Grantee

      "Grantee" shall mean an Employee or Consultant granted a Performance Award, Dividend Equivalent, Stock Payment or Stock Appreciation Right, or an award of Deferred Stock, under this Plan.


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Section 1.19. Group

      "Group" shall mean two or more Persons acting together as a partnership, limited partnership, syndicate or other group for the purpose of acquiring, holding or disposing of securities of the Company.

Section 1.20. Incentive Stock Option

      "Incentive Stock Option" shall mean an option which conforms to the applicable provisions of Section 422 of the Code and which is designated as an Incentive Stock Option by the Committee.

Section 1.21. KKR

      "KKR" shall mean Kohlberg Kravis Roberts & Co., L.P.

Section 1.22. Non-Employee Director

      "Non-Employee Director" shall mean a member of the Board who is not an Employee of the Company.

Section 1.23. Non-Qualified Stock Option

      "Non-Qualified Stock Option" shall mean an Option which is designated as such at the time of grant or which is not designated as an Incentive Stock Option by the Committee.

Section 1.24. Option

      "Option" shall mean a stock option granted under Article III of this Plan. An Option granted under this Plan shall, as determined by the Committee, be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Non-Employee Directors and Consultants shall be Non-Qualified Stock Options.

Section 1.25. Optionee

      "Optionee" shall mean an Employee, Consultant or Non-Employee Director granted an Option under this Plan.

Section 1.26. Participant

      "Participant" shall mean an individual who is a Grantee, Optionee or Restricted Stockholder.


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Section 1.27. Performance Award

      "Performance Award" shall mean a cash bonus, stock bonus or other performance or incentive award that is paid in cash, Common Stock or a combination of both, awarded under Article VII of this Plan.

Section 1.28. Person

      "Person" shall mean an individual, partnership, corporation, business trust, limited liability company, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature.

Section 1.29. Plan

      "Plan" shall mean The 1998 Equity Participation Plan of RELTEC
Corporation.

Section 1.30. QDRO

      "QDRO" shall mean a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

Section 1.31. Restricted Stock

      "Restricted Stock" shall mean Common Stock awarded under Article VI of this Plan.

Section 1.32. Restricted Stockholder

      "Restricted Stockholder" shall mean an Employee, Consultant or Non-Employee Director granted an award of Restricted Stock under Article VI of this Plan.

Section 1.33. Rule 16b-3

      "Rule 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

Section 1.34. Section 162(m) Participant

      "Section 162(m) Participant" shall mean any Employee designated by the Committee as an Employee whose compensation for the fiscal year in which the Employee is so designated or a future fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code.

Section 1.35. Stock Appreciation Right

      "Stock Appreciation Right" shall mean a stock appreciation right granted under Article VIII of this Plan.


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Section 1.36. Stock Payment

      "Stock Payment" shall mean (i) a payment in the form of shares of Common Stock, or (ii) an Option or other right to purchase shares of Common Stock, as part of a deferred compensation arrangement, made in lieu of all or any portion of the compensation, including without limitation, salary, bonuses and commissions, that would otherwise become payable to an Employee or Consultant in cash, awarded under Article VII of this Plan.

Section 1.37. Stockholder's Agreement

      "Stockholder's Agreement" shall mean the Stockholder's Agreement between the Company and any Participant applicable to any grant or award to such Participant.

Section 1.38. Subsidiary

      "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

Section 1.39. Termination of Consultancy

      "Termination of Consultancy" shall mean the time when the engagement of a Participant as a Consultant to the Company or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, by resignation, discharge, death or retirement; but excluding terminations where there is a simultaneous commencement of employment with the Company or any Subsidiary. The Committee, in its sole discretion, shall determine the effect of all matters and questions relating to Termination of Consultancy, including, but not by way of limitation, the question of whether a Termination of Consultancy resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Consultancy. Notwithstanding any other provision of this Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate a Consultant's service at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

Section 1.40. Termination of Directorship

      "Termination of Directorship" shall mean the time when an Optionee who is a Non-Employee Director ceases to be a Director for any reason, including, but not by way of limitation, a termination by resignation, failure to be elected, death or retirement. The Board, in its sole discretion, shall determine the effect of all matters and questions relating to Termination of Directorship with respect to Non-Employee Directors.


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Section 1.41. Termination of Employment

      "Termination of Employment" shall mean the time when the employee-employer relationship between a Participant and the Company or any Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding (i) terminations where there is a simultaneous reemployment or continuing employment of a Participant by the Company or any Subsidiary, (ii) at the discretion of the Committee, terminations which result in a temporary severance of the employee-employer relationship, and (iii) at the discretion of the Committee, terminations which are followed by the simultaneous establishment of a consulting relationship by the Company or a Subsidiary with the former employee. The Committee, in its sole discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Employment; provided, however, that, with respect to Incentive Stock Options unless otherwise determined by the Committee in its discretion, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section. Notwithstanding any other provision of this Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate an Employee's employment at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

                                   ARTICLE II.
                             SHARES SUBJECT TO PLAN

Section 2.1. Shares Subject to Plan

            (a) The shares of stock subject to Awards shall be Common Stock, initially shares of the Company's Common Stock, par value $0.01 per share. The aggregate number of such shares which may be issued upon the exercise of Awards under the Plan shall not exceed five million seventy six thousand two hundred and eleven (5,076,211). The shares of Common Stock issuable upon the exercise of such Awards may be either previously authorized but unissued shares or treasury shares.

            (b) The maximum number of shares which may be subject to Awards granted under the Plan to any individual in any calendar year shall not exceed the Award Limit. To the extent required by Section 162(m) of the Code, shares subject to Options which are canceled continue to be counted against the Award Limit and if, after grant of an Option, the price of shares subject to such Option is reduced, the transaction will be treated as a cancelation of the Option and a grant of a new Option and both the Option deemed to be canceled and the Option deemed to be granted will be counted against the Award Limit. Furthermore, to the extent required by
      Section 162(m) of the Code, if, after


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      grant of a Stock Appreciation Right, the base amount on which stock appreciation is calculated is reduced to reflect a reduction in the Fair Market Value of the Company's Common Stock, the transaction will be treated as a cancelation of the Stock Appreciation Right and a grant of a new Stock Appreciation Right and both the Stock Appreciation Right deemed to be canceled and the Stock Appreciation Right deemed to be granted will be counted against the Award Limit.

Section 2.2. Add-back of Options and Other Rights

      If any Option, or other right to acquire shares of Common Stock under any other award under this Plan, expires or is canceled without having been fully exercised, or is exercised in whole or in part for cash as permitted by this Plan, the number of shares subject to such Option or other right but as to which such Option or other right was not exercised prior to its expiration, cancelation or exercise may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Furthermore, any shares subject to Options or other awards which are adjusted pursuant to Section 10.3 and become exercisable with respect to shares of stock of another corporation shall be considered canceled and may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Shares of Common Stock which are delivered by the Optionee or Grantee or withheld by the Company upon the exercise of any Option or other award under this Plan, in payment of the exercise price thereof, may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. If any share of Restricted Stock is forfeited by the Grantee or repurchased by the Company pursuant to Section 6.6 hereof, such share may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Notwithstanding the provisions of this
Section 2.2, no shares of Common Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock Option under Section 422 of the Code unless the Committee determines that such Option is no longer intended to so qualify.

                                  ARTICLE III.
                               GRANTING OF OPTIONS

Section 3.1. Eligibility

      Any Employee or Consultant selected by the Committee pursuant to Section 3.4(a)(i) shall be eligible to be granted an Option. Each Non-Employee Director of the Company shall be granted Options at the times and in the manner set forth in Section 3.4(d).

Section 3.2. Disqualification for Stock Ownership

      No person may be granted an Incentive Stock Option under this Plan if such person, at the time the Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any then existing Subsidiary or parent corporation (within the meaning of Section 422 of the Code) unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.


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Section 3.3. Qualification of Incentive Stock Options

      No Incentive Stock Option shall be granted to any person who is not an Employee.

Section 3.4. Granting of Options

            (a) The Committee shall from time to time, in its sole discretion, and subject to applicable limitations of this Plan:

                  (i) Select from among the Employees and Consultants (including
            Employees or Consultants who have previously received Options or other awards under this Plan) such of them as in its opinion should be granted Options;

                  (ii) Subject to the Award Limit, determine the number of
            shares to be subject to such Options granted to the selected Employees or Consultants;

                  (iii) Subject to Section 3.3, determine whether such Options are to be Incentive Stock Options or Non-Qualified Stock Options and whether such Options are to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code; and

                  (iv) Determine the terms and conditions of such Options,
            consistent with this Plan; provided, however, that the terms and conditions of Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall include, but not be limited to, such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.

            (b) Upon the selection of an Employee or Consultant to be granted an Option, the Committee shall instruct the Secretary of the Company to issue the Option and may impose such conditions on the grant of the Option as it deems appropriate. Without limiting the generality of the preceding sentence, the Committee may, in its discretion and on such terms as it deems appropriate, require as a condition on the grant of an Option to an Employee or Consultant that the Employee or Consultant surrender for cancelation some or all of the unexercised Options, Awards or other rights which have been previously granted to him under this Plan or otherwise. An Option, the grant of which is conditioned upon such surrender, may have an Option price lower (or higher) than the exercise price of such surrendered Option, Award or other right, may cover the same (or a lesser or greater) number of shares as such surrendered Option, Award or other right, may contain such other terms as the Committee deems appropriate, and shall be exercisable in accordance with its terms, without regard to the number of shares, price, exercise period or any other term or condition of such surrendered Option, Award or other right.


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            (c) Any Incentive Stock Option granted under this Plan may be modified by the Committee to disqualify such Option from treatment as an "incentive stock option" under Section 422 of the Code.

            (d) During the term of the Plan

                  (i) Each person who is a Non-Employee Director as of the date of the consummation of the initial public offering of Common Stock automatically shall be granted (A) an Option to purchase ten thousand (10,000) shares of Common Stock (subject to adjustment as provided in Section 10.3) on the date of such initial public offering, and (B) an Option to purchase that number of shares of Common Stock (subject to adjustment as provided in Section 10.3) equal to the ratio of (1) the product of (I) six and (II) the amount of the annual retainer then payable by the Company to its Non-Employee Directors to (2) the then Fair Market Value of a share of Common Stock on the date of each annual meeting of stockholders after such initial public offering of Common Stock at which the Non-Employee Director is reelected to the Board.

                  (ii) Each person who is initially elected to the Board and who is a Non-Employee Director at the time of such initial election automatically shall be granted (A) an Option to purchase ten thousand (10,000) shares of Common Stock (subject to adjustment as provided in Section 10.3) on the date of such initial election and
            (B) an Option to purchase that number of shares of Common Stock (subject to adjustment as provided in Section 10.3) equal to the ratio of (1) the product of (I) six and (II) the amount of the annual retainer then payable by the Company to its Non-Employee Directors to (2) the then Fair Market Value of a share of Common Stock on the date of each annual meeting of stockholders after such initial election at which the Non-Employee Director is reelected to the Board. Members of the Board who are employees of the Company who subsequently retire from the Company and remain on the Board will not receive an initial Option grant pursuant to clause (A) of the preceding sentence, but to the extent that they are otherwise eligible, will receive, after retirement from employment with the Company, Options as described in clause (B) of the preceding sentence.

                  (iii) If, prior to the 90th day following the date any
            Non-Employee Director is elected to the Board (or the date of the initial public offering of Common Stock for each person who is a Non-Employee Director as of such date), such Non-Employee Director purchases at least five thousand (5,000) shares of Common Stock (either in the form of an award of Restricted Stock under this Plan, or otherwise), then such Non-Employee Director shall be granted an Option to purchase ten thousand (10,000) shares of Common Stock (subject to adjustment as provided in Section 10.3). Notwithstanding Section 4.2(iv), the exercise price of the shares subject to Options granted under this Section 3.4(d)(iii) shall be equal to the average per share price paid by the Non-Employee Director to purchase the 5,000 (or more) shares of Common Stock as described in the preceding sentence of this Section 3.4(d)(iii).


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                                   ARTICLE IV.
                                TERMS OF OPTIONS

Section 4.1. Option Agreement

      Each Option shall be evidenced by a written Stock Option Agreement, which shall be executed by the Optionee and an authorized officer of the Company and which shall contain such terms and conditions as the Committee (or the Board, in the case of Options granted to Non-Employee Directors) shall determine, consistent with this Plan. Stock Option Agreements evidencing Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. Stock Option Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

Section 4.2. Option Price

      The price per share of the shares subject to each Option shall be set by the Committee; provided, however, that such price shall be no less than the par value of a share of Common Stock, unless otherwise permitted by applicable state law, and (i) in the case of Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code, such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted; (ii) in the case of Incentive Stock Options, such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code); (iii) in the case of Incentive Stock Options granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code) such price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code); and (iv) except as otherwise provided in
Section 3.4(d)(iii), in the case of Options granted to Non-Employee Directors such price shall be equal to the average Fair Market Value of a share of Common Stock during the 30-day period ending on the date the Option is granted; provided, however, that (except as otherwise provided in Section 3.4(d)(iii)) the price of each share subject to each Option granted to Non-Employee Directors on the date of the initial public offering of Common Stock shall equal the initial public offering price (net of underwriting discounts and commissions) per share of Common Stock.

Section 4.3. Option Term

      The term of an Option shall be set by the Committee in its discretion; provided, however, that, (i) in the case of Options granted to Non-Employee Directors, the term shall be ten (10) years from the date the Option is granted, without variation or acceleration hereunder, but subject to Section 5.6, and
(ii) in the case of Incentive Stock Options, the term shall not be more than ten


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(10) years from the date the Incentive Stock Option is granted, or five (5)
years from such date if the Incentive Stock Option is granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code). Except as limited by requirements of Section 422 of the Code and regulations and rulings thereunder applicable to Incentive Stock Options, the Committee may extend the term of any outstanding Option in connection with any Termination of Employment or Termination of Consultancy of the Optionee, or amend any other term or condition of such Option relating to such a termination.

Section 4.4. Option Vesting

            (a) The period during which the right to exercise an Option in whole or in part vests in the Optionee shall be set by the Committee and the Committee may determine that an Option may not be exercised in whole or in part for a specified period after it is granted; provided, however, that Options granted to Non-Employee Directors shall become exercisable in cumulative annual installments of 20% on each of the first, second, third, fourth and fifth anniversaries of the date of Option grant, without variation or acceleration hereunder except as provided in Section 10.3(b). At any time after grant of an Option, the Committee may, in its sole discretion, accelerate the period during which an Option (except an Option granted to a Non-Employee Director) vests.

            (b) No portion of an Option which is unexercisable at Termination of Employment, Termination of Directorship or Termination of Consultancy, as applicable, shall thereafter become exercisable, except as may be otherwise provided by the Committee in the case of Options granted to Employees or Consultants either in the Stock Option Agreement or by action of the Committee following the grant of the Option.

            (c) To the extent that the aggregate Fair Market Value of stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by an Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company and any parent or subsidiary corporation (within the meaning of Section 422 of the Code of the Company) exceeds $100,000, such Options shall be treated as Non-Qualified Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted. For purposes of this Section 4.4(c), the Fair Market Value of stock shall be determined as of the time the Option with respect to such stock is granted.

Section 4.5. Consideration

      In consideration of the granting of an Option, the Optionee shall agree, in the written Stock Option Agreement, to render faithful and efficient service to the Company or any Subsidiary. Nothing in this Plan or in any Stock Option Agreement hereunder shall confer upon any Optionee any right to continue in the employ of, or as a Consultant for, the Company or any


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Subsidiary, or as a director of the Company, or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Optionee at any time for any reason whatsoever, with or without good cause.

                                   ARTICLE V.
                               EXERCISE OF OPTIONS

Section 5.1. Partial Exercise

      An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Committee (or the Board, in the case of Options granted to Non-Employee Directors) may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of shares.

Section 5.2. Manner of Exercise

      All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company or his office:

            (a) A written notice complying with the applicable rules established by the Committee (or the Board, in the case of Options granted to Non-Employee Directors) stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Optionee or other person then entitled to exercise the Option or such portion of the Option;

            (b) Such representations and documents as the Committee (or the Board, in the case of Options granted to Non-Employee Directors), in its sole discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act of 1933, as amended, and any other federal or state securities laws or regulations. The Committee or Board may, in its sole discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

            (c) In the event that the Option shall be exercised pursuant to
      Section 10.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option; and

            (d) Full cash payment to the Secretary of the Company for the shares with respect to which the Option, or portion thereof, is exercised. However, the Committee (or the Board, in the case of Options granted to Non-Employee Directors), may in its discretion (i) allow a delay in payment up to thirty (30) days from the date the Option, or portion thereof, is exercised; (ii) allow payment, in whole or in part, through the delivery of shares of Common Stock owned by the Optionee, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; (iii) allow payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof; (iv) allow payment, in whole or in part, through the delivery of property of any kind which constitutes good and valuable consideration; (v) allow payment, in whole or in part, through the delivery of a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the
      Code) and payable upon such terms as may be prescribed by the Committee or the Board; (vi) allow payment, in whole or in part, through the delivery of a notice that the Optionee has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price; or (vii) allow payment through any combination of the consideration provided in the foregoing subparagraphs (ii), (iii),
      (iv), (v) and (vi). In the case of a promissory note, the Committee (or the Board, in the case of Options granted to Non-Employee Directors) may also prescribe the form of such note and the security to be given for such note. The Option may not be exercised, however, by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law.

Section 5.3. Conditions to Issuance of Stock Certificates

      The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

            (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

            (b) The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Committee or Board shall, in its sole discretion, deem necessary or advisable;

            (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee (or Board, in the case of Options granted to Non-Employee Directors) shall, in its sole discretion, determine to be necessary or advisable;

            (d) The lapse of such reasonable period of time following the exercise of the Option as the Committee (or Board, in the case of Options granted to Non-Employee Directors) may establish from time to time for reasons of administrative convenience; and

            (e) The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax.

Section 5.4. Rights as Stockholders

      The holders of Options shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such holders.

Section 5.5. Ownership and Transfer Restrictions

      The Committee (or Board, in the case of Options granted to Non-Employee Directors), in its sole discretion, may impose such restrictions on the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Stock Option Agreement or Stockholder's Agreement or other written agreement between the Company and the Optionee and may be referred to on the certificates evidencing such shares. The Committee may require the Employee to give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option within (i) two years from the date of grant (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) or (ii) one year after the transfer of such shares to such Employee. The Committee may direct that the certificates evidencing shares acquired by exercise of an Option refer to such requirement.

Section 5.6. Limitations on Exercise of Options Granted to Non-Employee
             Directors

      No Option granted to a Non-Employee Director may be exercised to any extent by anyone after the first to occur of the following events:

            (a) The expiration of twelve (12) months from the date of the Optionee's death;

            (b) The expiration of twelve (12) months from the date of the Optionee's Termination of Directorship by reason of his permanent and total disability (within the meaning of Section 22(e)(3) of the Code);

            (c) The expiration of three (3) months from the date of the Optionee's Termination of Directorship for any reason other than such Optionee's death or his permanent and total disability, unless the Optionee dies within said three-month period; or

            (d) The expiration of ten years from the date the Option was granted.

                                   ARTICLE VI.
                            AWARD OF RESTRICTED STOCK

Section 6.1. Eligibility

      Subject to the Award Limit, Restricted Stock may be awarded to any Employee who the Committee determines is an Employee or any Consultant whom the Committee determines should receive such an award. In addition, each Non-Employee Director shall be eligible to receive an award of Restricted Stock in accordance with Section 3.4(d)(iii); provided, however, that the purchase price for each share of Common Stock subject to such an Award shall be equal to the Fair Market Value of a share of Common Stock on the date of purchase; provided, further, that such shares of Restricted Stock awarded to a Non-Employee Director shall be subject to such restrictions, if any, as provided by the Board.

Section 6.2. Award of Restricted Stock

            (a) The Committee may from time to time, in its sole discretion:

                  (i) Select from among the Employees or Consultants (including
            Employees or Consultants who have previously received other awards under this Plan) such of them as in its opinion should be awarded Restricted Stock; and

                  (ii) Determine the purchase price, if any, and other terms and conditions applicable to such Restricted Stock, consistent with this Plan.

            (b) The Committee shall establish the purchase price, if any, and form of payment for Restricted Stock; provided, however, that such purchase price shall be no less than the par value of the Common Stock to be purchased, unless otherwise permitted by applicable state law. In all cases, legal consideration shall be required for each issuance of Restricted Stock.

            (c) Upon the selection of an Employee or Consultant to be awarded Restricted Stock, the Committee shall instruct the Secretary of the Company to issue such Restricted Stock and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

Section 6.3. Restricted Stock Agreement

      Restricted Stock shall be issued only pursuant to a written Restricted Stock Agreement, which shall be executed by the selected Employee, Consultant or Non-Employee Director and an authorized officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with this Plan.

Section 6.4. Consideration

      As consideration for the issuance of Restricted Stock, in addition to payment of any purchase price, the Restricted Stockholder shall agree, in the written Restricted Stock Agreement, to render faithful and efficient service to the Company or any Subsidiary. Nothing in this Plan or in any Restricted Stock Agreement hereunder shall confer on any Restricted Stockholder any right to continue in the employ of, as a Consultant for, or as a Non-Employee Director of the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Restricted Stockholder at any time for any reason whatsoever, with or without good cause.

Section 6.5. Rights as Stockholders

      Subject to Section 6.6, upon delivery of the shares of Restricted Stock to the escrow holder pursuant to Section 6.8, the Restricted Stockholder shall have, unless otherwise provided by the Committee, all the rights of a stockholder with respect to said shares, subject to the restrictions in his Restricted Stock Agreement, including the right to receive all dividends and other distributions paid or made with respect to the shares; provided, however, that in the discretion of the Committee, any extraordinary distributions with respect to the Common Stock shall be subject to the restrictions set forth in
Section 6.6.

Section 6.6. Restriction

      All shares of Restricted Stock issued under this Plan (including any shares received by holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Restricted Stock Agreement, be subject to such restrictions, if any, as the Committee shall provide, which restrictions may include, without limitation, restrictions concerning voting rights and transferability and restrictions based on duration of employment with the Company, Company performance and individual performance; provided, however, that, except with respect to shares of Restricted Stock granted pursuant to
Section 6.10, by action taken after the Restricted Stock is issued, the Committee may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the Restricted Stock Agreement. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire. If no consideration was paid by the Restricted Stockholder upon issuance, a Restricted Stockholder's rights in unvested Restricted Stock shall lapse upon Termination of Employment, Termination of Consultancy or Termination of Directorship, as applicable, with the Company; provided, however, that the Committee in its sole and absolute discretion may provide that such rights shall not lapse in the event of Termination of Employment following a "change of ownership control" (within the meaning of Treasury Regulation Section 1.62-27(e)(2)(v) or any successor regulation thereto) of the Company or because of the Restricted Stockholder's death or disability; provided, further, except with respect to shares of Restricted Stock granted pursuant to Section 6.10, the Committee in its sole and absolute discretion may provide that no such right of repurchase shall exist in the event of a Termination of Employment, Termination of Consultancy, or Termination of Directorship without cause or following any change in control or ownership of the Company or because of the Restricted Stockholder's retirement, or otherwise.

Section 6.7. Repurchase of Restricted Stock

      The Committee shall provide in the terms of each individual Restricted Stock Agreement that the Company shall have the right to repurchase from the Restricted Stockholder the Restricted Stock then subject to restrictions under the Restricted Stock Agreement immediately upon a Termination of Employment, Termination of Consultancy or Termination of Directorship, as applicable, between the Restricted Stockholder and the Company, at a cash price per share equal to the price paid by the Restricted Stockholder for such Restricted Stock; provided, however, that the Committee in its sole and absolute discretion may provide that no such right of repurchase shall exist in the event of a Termination of Employment following a "change of ownership or control" (within the meaning of Treasury Regulation
Section 1.162-27(e)(2)(v) or any successor regulation thereto) of the Company or because of the Restricted Stockholder's death or disability; provided, further, that, except with respect to shares of Restricted Stock granted pursuant to
Section 6.10 the Committee in its sole and absolute discretion may provide that no such right of repurchase shall exist in the event of a Termination of Employment, Termination of Consultancy or Termination of Directorship without cause or following any change in control or ownership of the Company or because of the Restricted Stockholder's retirement, or otherwise.

Section 6.8. Escrow

      The Secretary of the Company or such other escrow holder as the Committee may appoint shall retain physical custody of each certificate representing Restricted Stock until all of the restrictions that may have been imposed under the Restricted Stock Agreement with respect to the shares evidenced by such certificate expire or shall have been removed.

Section 6.9. Legend

      In order to enforce the restrictions that may be imposed upon shares of Restricted Stock hereunder, the Committee shall cause a legend or legends to be placed on certificates representing all shares of Restricted Stock that are still subject to any such restrictions under Restricted Stock Agreements, which legend or legends shall make appropriate reference to the conditions imposed thereby.

Section 6.10. Provisions Applicable to Section 162(m) Participants.

            (a) Notwithstanding anything in the Plan to the contrary, the Committee may grant Restricted Stock to a Section 162(m) Participant the restrictions with respect to which lapse upon the attainment of performance goals for the Company which are related to one or more of the following business criteria: (i) pre-tax income, (ii) operating income,
      (iii) cash flow, (iv) earnings per share, (v) return on equity, (vi) return on invested capital or assets, (vii) cost reductions or savings,
      (viii) funds from operations, (ix) appreciation in the fair market value of Common Stock and (x) earnings before any one or more of the following items: interest, taxes, depreciation or amortization.

            (b) To the extent necessary to comply with the performance-based compensation requirements of Section 162(m)(4)(C) of the Code, with respect to Restricted Stock which may be granted to one or more Section 162(m) Participants, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing,
      (i) designate one or more Section 162(m) Participants, (ii) select the performance goal or goals applicable to the fiscal year or other designated fiscal period or period of service, (iii) establish the various targets and amounts of Restricted Stock which may be earned for such fiscal year or other designated fiscal period or period of service and
      (iv) specify
      the relationship between performance goals and targets and the amounts of Restricted Stock to be earned by each Section 162(m) Participant for such fiscal year or other designated fiscal period or period of service. Following the completion of each fiscal year or other designated fiscal period or period of service, the Committee shall certify in writing whether the applicable performance targets have been achieved for such fiscal year or other designated fiscal period or period of service. In determining the amount earned by a Section 162(m) Participant, the Committee shall have the right to reduce (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the fiscal year or other designated fiscal period or period of service.

                                  ARTICLE VII.
                    PERFORMANCE AWARDS, DIVIDEND EQUIVALENTS
                         DEFERRED STOCK, STOCK PAYMENTS

Section 7.1. Eligibility.

      Subject to the Award Limit, one or more Performance Awards, Dividend Equivalents, awards of Deferred Stock, and/or Stock Payments may be granted to any Employee or Consultant whom the Committee determines should receive such an award.

Section 7.2. Performance Awards

      Any Employee or Consultant selected by the Committee may be granted one or more Performance Awards. The value of such Performance Awards may be linked to the market value, book value, net profits or other measure of the value of Common Stock or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee, or may be based upon the appreciation in the market value, book value, net profits or other measure of the value of a specified number of shares of Common Stock over a fixed period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Employee or Consultant.

Section 7.3. Dividend Equivalents

      Any Employee or Consultant selected by the Committee may be granted Dividend Equivalents based on the dividends declared on Common Stock, to be credited as of dividend payment dates, during the period between the date an Option, Stock Appreciation Right, Deferred Stock or Performance Award is granted, and the date such Option, Stock Appreciation Right, Deferred Stock or Performance Award is exercised, vests or expires, as determined by the Committee. Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Committee. With respect to Dividend Equivalents granted with respect to Options intended to be qualified performance-based compensation for purposes of Section

162(m) of the Code, such Dividend Equivalents shall be payable regardless of whether such Option is exercised.

Section 7.4. Stock Payments

      Any Employee or Consultant selected by the Committee may receive Stock Payments in the manner determined from time to time by the Committee. The number of shares shall be determined by the Committee and may be based upon the Fair Market Value, book value, net profits or other measure of the value of Common Stock or other specific performance criteria determined appropriate by the Committee, determined on the date such Stock Payment is made or on any date thereafter.

Section 7.5. Deferred Stock

      Any Employee or Consultant selected by the Committee may be granted an award of Deferred Stock in the manner determined from time to time by the Committee. The number of shares of Deferred Stock shall be determined by the Committee and may be linked to the market value, book value, net profits or other measure of the value of Common Stock or other specific performance criteria determined to be appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. Common Stock underlying a Deferred Stock award will not be issued until the Deferred Stock award has vested, pursuant to a vesting schedule or performance criteria set by the Committee. Unless otherwise provided by the Committee, a Grantee of Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the award has vested and the Common Stock underlying the award has been issued.

Section 7.6. Performance Award Agreement, Dividend Equivalent Agreement,
             Deferred Stock Agreement, Stock Payment Agreement

      Each Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment shall be evidenced by a written agreement, which shall be executed by the Grantee and an authorized Officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with this Plan.

Section 7.7. Term

      The term of a Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment shall be set by the Committee in its discretion.

Section 7.8. Exercise or Purchase Price

      The Committee may establish the exercise or purchase price of a Performance Award, shares of Deferred Stock, or shares received as a Stock Payment; provided, however, that such price shall not be less than the par value for a share of Common Stock, unless otherwise permitted by applicable state law.

Section 7.9. Exercise Upon Termination of Employment

      A Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment is exercisable or payable only while the Grantee is an Employee or Consultant; provided, however, that the Committee in its sole and absolute discretion may provide that the Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment may be exercised or paid subsequent to a Termination of Employment following a "change of control or ownership" (within the meaning of Section 1.162-27(e)(2)(v) or any successor regulation thereto) of the Company; provided, further, that except with respect to Performance Awards granted pursuant to Section 7.12, the Committee in its sole and absolute discretion may provide that the Performance Awards may be exercised or paid following a Termination of Employment or a Termination of Consultancy without cause, or following a change in control of the Company, or because of the Grantee's retirement, death or disability, or otherwise.

Section 7.10. Payment on Exercise

      Payment of the amount determined under Section 7.1 or 7.2 above shall be in cash, in Common Stock or a combination of both, as determined by the Committee. To the extent any payment under this Article VII is effected in Common Stock, it shall be made subject to satisfaction of all provisions of
Section 5.3.

Section 7.11. Consideration

      In consideration of the granting of a Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment, the Grantee shall agree, in a written agreement, to render faithful and efficient service to the Company or any Subsidiary. Nothing in this Plan or in any agreement hereunder shall confer on any Grantee any right to continue in the employ of, or as a Consultant for, the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Grantee at any time for any reason whatsoever, with or without good cause.

Section 7.12. Provisions Applicable to Section 162(m) Participants

            (a) Notwithstanding anything in the Plan to the contrary, the Committee may grant any performance or incentive awards described in
      Article VII to a Section 162(m) Participant that vest or become exercisable or payable upon the attainment of performance goals for the Company which are related to one or more of the following business criteria: (i) pre-tax income, (ii) operating income, (iii) cash flow, (iv) earnings per share, (v) return on equity, (vi) return on invested capital or assets, (vii) cost reductions or savings, (viii) funds from operations,
      (ix) appreciation in the fair market value of Common Stock and (x) earnings before any one or more of the following items:
      interest, taxes, depreciation or amortization.

            (b) To the extent necessary to comply with the performance-based compensation requirements of Section 162(m)(4)(C) of the Code, with respect to performance or incentive awards described in Article VII which may be granted to one or more Section 162(m) Participants, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (i) designate one or more Section 162(m) Participants, (ii) select the performance goal or goals applicable to the fiscal year or other designated fiscal period or period of service, (iii) establish the various targets and bonus amounts which may be earned for such fiscal year or other designated fiscal period or period of service and (iv) specify the relationship between performance goals and targets and the amounts to be earned by each Section 162(m) Participant for such fiscal year or other designated fiscal period or period of service. Following the completion of each fiscal year or other designated fiscal period or period of service, the Committee shall certify in writing whether the applicable performance targets have been achieved for such fiscal year or other designated fiscal period or period of service. In determining the amount earned by a Section 162(m) Participant, the Committee shall have the right to reduce (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the fiscal year or other designated fiscal period or period of service.

                                  ARTICLE VIII.
                            STOCK APPRECIATION RIGHTS

Section 8.1. Grant of Stock Appreciation Rights

      A Stock Appreciation Right may be granted to any Employee or Consultant selected by the Committee. A Stock Appreciation Right may be granted (i) in connection and simultaneously with the grant of an Option, (ii) with respect to a previously granted Option, or (iii) independent of an Option. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with this Plan as the Committee shall impose and shall be evidenced by a written Stock Appreciation Right Agreement, which shall be executed by the Grantee and an authorized officer of the Company. The Committee, in its discretion, may determine whether a Stock Appreciation Right is to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code and Stock Appreciation Right Agreements evidencing Stock Appreciation Rights intended to so qualify shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. Without limiting the generality of the foregoing, the Committee may, in its discretion and on such terms as it deems appropriate, require as a condition of the grant of a Stock Appreciation Right to an Employee or Consultant that the Employee or Consultant surrender for cancelation some or all of the unexercised Options, awards of Restricted Stock or Deferred Stock, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments, or other rights which have been previously granted to him under this Plan or otherwise. A Stock Appreciation Right, the grant of which is conditioned upon such surrender, may have an exercise price lower (or higher) than the exercise price of the surrendered Option or other award, may cover the same (or a lesser or greater) number of shares as such surrendered Option or other award, may contain such other terms as the Committee deems appropriate, and shall be exercisable in accordance with its terms, without regard to the number of shares, price, exercise period or any other term or condition of such surrendered Option or other award.

Section 8.2. Coupled Stock Appreciation Rights

            (a) A Coupled Stock Appreciation Right ("CSAR") shall be related to a particular Option and shall be exercisable only when and to the extent the related Option is exercisable.

            (b) A CSAR may be granted to the Grantee for no more than the number of shares subject to the simultaneously or previously granted Option to which it is coupled.

            (c) A CSAR shall entitle the Grantee (or other person entitled to exercise the Option pursuant to this Plan) to surrender to the Company unexercised a portion of the Option to which the CSAR relates (to the extent then exercisable pursuant to its terms) and to receive from the Company in exchange therefor an amount determined by multiplying the difference obtained by subtracting the Option exercise price from the Fair Market Value of a share of Common Stock on the date of exercise of the CSAR by the number of shares of Common Stock with respect to which the CSAR shall have been exercised, subject to any limitations the Committee may impose.

Section 8.3. Independent Stock Appreciation Rights

            (a) An Independent Stock Appreciation Right ("ISAR") shall be unrelated to any Option and shall have a term set by the Committee. An ISAR shall be exercisable in such installments as the Committee may determine. An ISAR shall cover such number of shares of Common Stock as the Committee may determine. The exercise price per share of Common Stock subject to each ISAR shall be set by the Committee. An ISAR is exercisable only while the Grantee is an Employee or Consultant; provided that the Committee may determine that the ISAR may be exercised subsequent to Termination of Employment or Termination of Consultancy without cause, or following a change in control of the Company, or because of the Grantee's retirement, death or disability, or otherwise.

            (b) An ISAR shall entitle the Grantee (or other person entitled to exercise the ISAR pursuant to this Plan) to exercise all or a specified portion of the ISAR (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the ISAR from the Fair Market Value of a share of Common Stock on the date of exercise of the ISAR by the number of shares of Common Stock with respect to which the ISAR shall have been exercised, subject to any limitations the Committee may impose.

Section 8.4. Payment and Limitations on Exercise

            (a) Payment of the amount determined under Section 8.2(c) and 8.3(b) above shall be in cash, in Common Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised) or a combination of both, as determined by the Committee. To the extent such payment is effected in Common Stock it shall be made subject to satisfaction of all provisions of Section 5.3 above pertaining to Options.

            (b) Grantees of Stock Appreciation Rights may be required to comply with any timing or other restrictions with respect to the settlement or exercise of a Stock Appreciation Right, including a window-period limitation, as may be imposed in the discretion of the Board or Committee.

Section 8.5. Consideration

      In consideration of the granting of a Stock Appreciation Right, the Grantee shall agree, in the written Stock Appreciation Right Agreement, to render faithful and efficient service to the Company or any Subsidiary. Nothing in this Plan or in any Stock Appreciation Right Agreement hereunder shall confer on any Grantee any right to continue in the employ of, or as a Consultant for, the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Grantee at any time for any reason whatsoever, with or without good cause.

                                   ARTICLE IX.
                                 ADMINISTRATION

Section 9.1. Compensation Committee; Subcommittee

      (a) The Compensation Committee shall consist of three or more Directors, appointed by and holding office at the pleasure of the Board, none of whom shall be an Employee. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.

      (b) A Subcommittee consisting of two or more Committee members, appointed by and serving office at the pleasure of the Board, each of whom is both a "non-employee director" as defined by Rule 16b-3 and an "outside director" for purposes of Section 162(m) of the Code may be appointed at any time during which
(i) two or more Board members qualify as both "non-employee directors" and "outside directors" and (ii) any other member of the Committee does not qualify as both a "non-employee director" and an "outside director."

Section 9.2. Duties and Powers of Committee

      It shall be the duty of the Committee to conduct the general administration of this Plan in accordance with its provisions. The Committee and the Subcommittee shall have the power to interpret this Plan, the Stockholder's Agreements and the agreements pursuant to which Awards are granted and to adopt such rules for the administration, interpretation and application of this Plan as are consistent therewith and to interpret, amend or revoke any such rules. Notwithstanding the foregoing, the full
Board, acting by a majority of its members in office, shall conduct the general administration of the Plan (i) with respect to Options granted to Non-Employee Directors and (ii) at any time when there is no Subcommittee as described in Section 9.1(b) and not all of the Committee members are "non-employee directors" as defined by Rule 166-3, with respect to any person who is subject to Section 16 of the Exchange Act at the time such person is granted an Option. Any such grant or award under this Plan need not be the same with respect to each Participant. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under this Plan except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code (as each may be applicable), or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee (or the Subcommittee, as applicable).

Section 9.3. Majority Rule

      The Committee and the Subcommittee shall each act by a majority of its members in attendance at a meeting where quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

Section 9.4. Compensation; Professional Assistance; Good Faith Actions

      Members of the Committee shall receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities which members of the Committee incur in connection with the administration of this Plan shall be borne by the Company. The Committee and the Subcommittee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company and the Company's officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee, the Board or the Subcommittee in good faith shall be final and binding upon all Participants, the Company and all other interested persons. No members of the Committee or the Board shall be personally liable for any action, determination or interpretation made in good faith with respect to this Plan or any Award, and all members of the Committee and the Board shall be fully protected by the Company in respect of any such action, determination or interpretation.

                                   ARTICLE X.
                            MISCELLANEOUS PROVISIONS

Section 10.1. Not Transferable

      Awards under this Plan may not be sold, pledged, assigned, or transferred in any manner other than by will or the laws of descent and distribution or pursuant to a QDRO, unless and until such rights or awards have been exercised, or the shares underlying such rights or awards have been issued, and all restrictions applicable to such shares have lapsed. No Award or interest or right therein shall be liable for the debts, contracts or engagements of the Participant or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

      During the lifetime of the Participant, only he may exercise an Award (or any portion thereof) granted to him under the Plan, unless it has been disposed of pursuant to a QDRO. After the death of the Participant, any exercisable portion of an Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Stock Option Agreement or other agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Participant's will or under the then applicable laws of descent and distribution.

Section 10.2. Amendment, Suspension or Termination of this Plan

      Except as otherwise provided in this Section 10.2, this Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board or the Committee. However, without approval of the Company's stockholders given within twelve months before or after the action by the Board or the Committee, no action of the Board or the Committee may, except as provided in Section 10.3, increase the limits imposed in Section 2.1 on the maximum number of shares which may be issued under this Plan, and no action of the Board or the Committee may be taken that would otherwise require stockholder approval as a matter of applicable law, regulation or rule. The Award Limit may be increased by the Board or the Committee at any time and from time to time, and Awards may be granted with respect to a number of shares not in excess of such increased Award Limit; provided, however, that no such increase of the Award Limit shall be effective unless and until such increase is approved by the Company's stockholders and if such approval is not obtained all Awards granted with respect to a number of shares in excess of the Award Limit in effect prior to such increase shall be canceled and shall become null and void. No amendment, suspension or termination of this Plan shall, without the consent of the Participant alter or impair any rights or obligations under any Awards theretofore granted, unless the Award itself otherwise expressly so provides. No Award may be granted during any period of suspension or after termination of this Plan, and in no event may any Incentive Stock Option be granted under this Plan after the first to occur of the following events:

            (a) The expiration of ten years from the date the Plan is adopted by the Board; or

            (b) The expiration of ten years from the date the Plan is approved by the Company's stockholders under Section 10.4.

Section 10.3. Changes in Common Stock or Assets of the Company, Acquisition or
              Liquidation of the Company and Other Corporate Events

      (a) Subject to Section 10.3(d), in the event that the Committee (or the Board, in the case of Options granted to Non-Employee Directors) determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company (including, but not limited to, a Change in Control), or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Committee's sole discretion (or in the case of Options granted to Non-Employee Directors, the Board's sole discretion), affects the Common Stock such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Award, then the Committee (or the Board, in the case of Options granted to Non-Employee Directors) shall, in such manner as it may deem equitable, adjust any or all of

                  (i) the number and kind of shares of Common Stock (or other securities or property) with respect to which Awards may be granted (including, but not limited to, adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued and adjustments of the Award Limit),

                  (ii) the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Awards, and

                  (iii) the grant or exercise price with respect to any Option,
            Performance Award, Stock Appreciation Right, Dividend
            Equivalent or Stock Payment.

      (b) Subject to Sections 10.3(b)(vii) or Section 10.3(d), in the event of any Change in Control or other transaction or event described in Section 10.3(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations, or accounting principles, the Committee (or the Board, in the case of Options granted to Non-Employee Directors) in its discretion is hereby authorized to take any one or more of the following actions whenever the Committee (or the Board, in the case of Options granted to Non-Employee Directors) determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Option, right or other award under this Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

                  (i) In its sole discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Options granted to Non-Employee Directors) may provide, either by the terms of the agreement or by action taken prior to the occurrence of such transaction or event and either automatically or upon the request of the Participant, for either the purchase of any such Award for an amount of cash equal to the amount that could have been attained upon the exercise of such Award had such Award been currently exercisable or payable or fully vested or the replacement of such Award with other rights or property selected by the Committee (or the Board, in the case of Options granted to Non-Employee Directors) in its sole discretion;

                  (ii) In its sole discretion, the Committee (or the Board, in the case of Options granted to Non-Employee Directors) may provide, either by the terms of such Award or by action taken prior to the occurrence of such transaction or event that it cannot vest, be exercised or become payable after such event;

                  (iii) In its sole discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Options granted to Non-Employee Directors) may provide, either by the terms of such Award or by action taken prior to the occurrence of such transaction or event, that for a specified period of time prior to such transaction or event, such Award shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in (i) Section
      4.4 or (ii) the provisions of such Award;

                  (iv) In its sole discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Options granted to Non-Employee Directors) may provide, either by the terms of such Award or by action taken prior to the occurrence of such transaction or event, that upon such event, such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar Awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; and

                  (v) In its sole discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Options granted to Non-Employee Directors) may make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Awards and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Awards which may be granted in the future.

                  (vi) In its sole discretion, and on such terms and conditions as it deems appropriate, the Committee may provide either by the terms of a Restricted Stock award or Deferred Stock award or by action taken prior to the occurrence of such event that, for a specified period of time prior to such event, the restrictions imposed under a Restricted Stock Agreement or a Deferred Stock Agreement upon some or all shares of Restricted Stock or Deferred Stock may be terminated, and, in the case of Restricted Stock, some or all shares of such Restricted Stock may cease to be subject to repurchase under Section 6.6 or forfeiture under Section 6.5 after such event.

            (vii) None of the foregoing discretionary actions taken under this
      Section 10.3(b) shall be permitted with respect to Options granted under
      Section 3.4(d) to Non-Employee Directors to the extent that such discretion would be inconsistent with the applicable exemptive conditions of Rule 16b-3. In the event of a Change in Control, each Option granted to a Non-Employee Director shall be exercisable as to all shares covered thereby immediately prior to the consummation of such Change in Control and subject to such consummation, notwithstanding anything to the contrary in Section 4.4 or the vesting schedule of such Options.

            (c) Subject to Section 10.3(d) and 10.8, the Committee (or the Board, in the case of Options granted to Non-Employee Directors) may, in its discretion, include such further provisions and limitations in any Award agreement or certificate, as it may deem equitable and in the best interests of the Company.

            (d) With respect to any Award granted to any Section 162(m) Participant that is intended to qualify as performance-based compensation under Section 162(m)(4)(C), no adjustment or action described in this Section
10.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause such Award to fail to so qualify under Section 162(m)(4)(C) or any successor provision thereto. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under
Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Committee (or the Board, in the case of Options granted to Non-Employee Directors) determines that the Option or other award is not to comply with such exemptive conditions. The number of shares of Common Stock subject to any Award shall always be rounded to the next whole number.

Section 10.4. Approval of Plan by Stockholders

      This Plan will be submitted for the approval of the Company's stockholders within twelve months after the date of the Board's initial adoption of this Plan. Awards may be granted prior to such stockholder approval, provided that such Awards shall not vest or be exercisable prior to the time when this Plan is approved by the stockholders, and provided further that if such approval has not been obtained at the end of said twelve-month period all Awards previously granted under this Plan shall thereupon be canceled and become null and void.

Section 10.5. Tax Withholding

      The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Participant of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting, exercise or payment of any Award. The Committee (or the Board, in the case of Options granted to Non-Employee Directors) may in its discretion and in satisfaction of the foregoing requirement allow such Participant to elect to have the Company withhold shares of Common Stock otherwise issuable under such Award (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld.

Section 10.6. Loans

      The Committee may, in its discretion, extend one or more loans to Employees in connection with the exercise or receipt of an Award granted under this Plan. The terms and conditions of any such loan shall be set by the Committee.

Section 10.7. Forfeiture Provisions

      Pursuant to its general authority to determine the terms and conditions applicable to awards under the Plan, the Committee (or the Board, in the case of Options granted to Non-Employee Directors) shall have the right (to the extent consistent with the applicable exemptive conditions of Rule 16b-3) to provide, in the terms of Options or other awards made under the Plan, or to require the recipient to agree by separate written instrument, that (i) any proceeds, gains or other economic benefit actually or constructively received by the recipient upon any receipt or exercise of the award, or upon the receipt or resale of any Common Stock underlying such award, must be paid to the Company, and (ii) the award shall terminate and any unexercised portion of such award (whether or not vested) shall be forfeited, if (a) a Termination of Employment, Termination of Consultancy or Termination of Directorship occurs prior to a specified date, or within a specified time period following receipt or exercise of the award, or
(b) the recipient at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Committee (or the Board, as applicable).

Section 10.8. Limitations Applicable to Section 16 Persons and Performance-Based
              Compensation

      Notwithstanding any other provision of this Plan, this Plan, and any Award granted to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan, and Awards granted hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule. Furthermore, notwithstanding any other provision of this Plan, any Option, Stock Appreciation Right or performance or incentive award described in Article VII which is granted to a
Section 162(m) Participant and is intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in Section 162(m)(4)(C) of the Code, and this Plan shall be deemed amended to the extent necessary to conform to such requirements.

Section 10.9. Effect of Plan Upon Options and Compensation Plans.

      The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in this Plan shall be construed to limit the right of the Company (i) to establish any other forms of incentives or compensation for Employees, Directors or Consultants of the Company or any Subsidiary or (ii) to grant or assume Options or other rights or awards otherwise than under this Plan in connection with any proper corporate purpose including but not by way of limitation, the grant or assumption of Options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

Section 10.10. Compliance with Laws

      This Plan, the granting and vesting of Awards under this Plan and the issuance and delivery of shares of Common Stock and the payment of money under this Plan or under Awards granted hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan, or Awards granted hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

Section 10.11. Titles

      Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Plan.

Section 10.12. Governing Law

      This Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof.

      I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of RELTEC Corporation on February 17, 1998.



      Executed on this ____ day of March, 1998.



                                                RELTEC CORPORATION




                                               ----------------------
                                                   Secretary